Exhibit 99.1

Investor Presentation

CL King Best Ideas Conference 2015

New York

September 10, 2015

Mark Hood, Chief Financial Officer

Scott Taggart, VP, Investor Relations

1

Safe Harbor Statement

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

Negative publicity or litigation regarding allegations of food-related illness,

Failure to achieve and maintain positive same-store sales,

Changing business conditions, including energy costs,

Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets

Competition in the restaurant and food products industries,

Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,

Changes in the cost or availability of acceptable new restaurant sites,

Adverse weather conditions in locations where we operate our restaurants,

Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,

Consumer acceptance of our restaurant concepts in new geographic areas, and

Changes in hog and other commodity costs.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.

Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2015. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

2

COMPANY FACT SHEET FISCAL 2016 Q1 NASDAQ: BOBE

Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans Restaurants operates 549 full-service restaurants located in 19 states with a heavy concentration in the Midwest. BEF Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.

FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Sides, Frozen and Food Service

Sold at 30,000+ retail locations in 50 states and Canada

549 Restaurants 19 States

as of 7/24/15

NEW RESTAURANTS

FY’15 7

FY’16E 1

AVERAGE UNIT VOLUME

$1.72 million (FY’ 15)

Bob Evans

Bob Evans/Owens

Bob Evans Growth Markets

Bob Evans Farms Investor Relations www.bobevans.com 8111 Smith’s Mill Road New Albany, Ohio 43054

3

VISION

BOB EVANS RESTAURANTS

BEF FOODS, INC.

4

Business Segments (FY 2015)

72%

28%

5

BOB EVANS’ TURNAROUND PLAN: 4 PRIORITIES

1. Improve the brand experience for our restaurant guests and grocery customers

2. Profitably increase sales in our restaurants, and increase points of distribution of our consumer food products

3. Reduce costs, particularly at the corporate level

4. Allocate capital efficiently

6

1Q 2016 UPDATE: NON-GAAP DILUTED EPS $0.51 VS $0.19 LY(1)

21% increase in non-GAAP operating income

Despite a 60% discount rate cut to 1.8%, from 4.6% LY; sss% declined only 0.3%. Positive same-store sales growth expected for remainder of year

Reduced discounting and favorable menu mix shifts driving food cost improvement. Investing in labor to support guest experience in FY’16; however focused on opportunities for achieving overall labor savings over the long-term.

Continued menu innovation and food quality improvements planned throughout remainder of year to build on Best-in-Class Breakfast excitement

New restaurant technology platform to facilitate better food and labor mgt, enhance guest experience, and enable guest loyalty program

New analytics/tools to further improve discounting on a market- and restaurant level to improve discounting ROI

327% increase in non-GAAP operating income Refrigerated side-dish volume up 17.2%, sausage up 14.8% Foodservice volume down 42.7%, in-line with plan, as that volume is replaced with higher-margin branded-retail growth 50% national market share of refrigerated dinner side-dishes achieved during the quarter, further growth to be supported by incremental marketing investment Recovering lost sausage share through prudent trade spending focused in core markets ERP implementation proceeding smoothly Positioned well for a strong fall/winter holiday selling season

2016 non-GAAP diluted EPS guidance raised to $1.85 to $2.00; up from $1.75 to $1.95 New leadership structure (Office of the Chair) streamlines Board/mgt interaction as turnaround gains early traction $17M of cost savings, up from prior estimate of $14M, expected in fiscal 2016 $60.6M of shares repurchased during 1Q; remainder of $150 authorization expected to be purchased during fiscal 2016 Pursuit of $200M sale-leaseback of select restaurant properties announced, along with previously announced sale-leaseback process for HQ and industrial facilities, expected to yield total net proceeds of $250-$260 million to pay down debt, repurchase shares, and other corporate purposes

1	Please refer to pages 37-39 of appendix for a reconciliation of non-GAAP to GAAP items.
7

Summary of Performance Drivers: Fiscal 2016 Guidance

1Q (actual)

2Q

3Q

4Q

Full

Year

sss% 2016 (guidance)

-0.3%

flat to low-single digits

low-single digits

low-single digits

1.0% to 2.0%

sss% 2015 (actual)

-2.0%

0.0%

3.8%

2.1%

0.9%

sow costs (per hundredweight) 2016 (guidance)

$38.75

$52

$55

$62

$52

sow costs (per hundredweight) 2015 (actual)

$87.87

$78.82

$67.79

$43.02

$69.41 Guidance Metric

FY ‘16

Consolidated net sales

$1.33 to $1.39 billion

Bob Evans Restaurants same-store sales

1.0% to 2.0%

Bob Evans Restaurants commodity pricing

approximately 5% (including eggs)

BEF Foods net sales

$373 to $383 million

Capital expenditures

$78 to $82 million

ERP implementation (included in S,G&A)

$2.5 to $3.5 million

Depreciation and amortization

$82 to $86 million

Net interest expense

$12.5 to $13.5 million

Tax rate

27.5% to 28.5%

Diluted weighted-average share count

22.0 million shares

Non-GAAP earnings per diluted share

$1.85 to $2.00

Share Repurchases: up to $150 million

8

549 restaurants in 19 states as of 7/24/15

Full-service family restaurants featuring a

wide variety of menu items for both on-and-off premise dining

2016 BOB EVANS RESTAURANTS’ PRIORITIES

Achieve profitable same-store sales growth through improved guest experience and reduced discounting

Drive improved food costs through a new balanced daypart marketing strategy, menu development, and product innovation

Better manage labor costs with an approach customized to each restaurant’s sales performance

Installation of a new restaurant technology package, including a new POS system and kitchen technology to drive improved food costs, labor efficiency, and customer engagement

Continued evaluation of restaurant performance to drive future closure and development decisions. As previously announced, 20 underperforming locations closing in fiscal year 2016

OVERVIEW: BOB EVANS RESTAURANTS

Net Sales (FY 2015) $970 million

Average Annual Unit Sales (FY 2015) $1.72 million

Avg. Dine-In Guest Check/Per Guest (1Q FY 2016) $18.93/$9.62

Average Carryout Check (1Q FY 2016) $14.50

ALL THREE DAYPARTS SERVED (1Q FY 2016)

Dinner

(4pm-10pm)

Breakfast (6am-11am)

Lunch (11am-4pm)

33%

31%

36%

FY’16 TURNAROUND FOCUS

FY’16 Turnaround:

Leverage our heritage to rebuild profitable growth FY’17:

Expand the business Fix Profit

Grow Comps Develop Growth Strategies Profit and

Comps Expand the Business: Traffic

VOLUME-BAND ANALYSIS How has the team’s focus changed?

Bottom 140 “One size fits all” approach to marketing & operations Too broad to be effective

Market Level Planning Analysis of inner & outer core restaurants and sales bands has led to new approaches 20 under-performing restaurants to be closed during fiscal 2016 to improve profitability Testing market level actions and planning with menu, marketing and operations

EVOLVING MENU

Recent menu actions:

“Best-in-Class Breakfast”

“10 under $6” values

Premium Broasted® Chicken meals

$4 appetizers

New beverages

Broasted is a registered trademark of The Broaster Company, LLC.

BEST-IN-CLASS BREAKFAST

BEST-IN-CLASS BREAKFAST

Recent/upcoming breakfast actions:

Launch of Brioche French Toast

Launch of Brioche French Toast Sandwiches

Launch of seasonal toppings on Brioche, Hotcakes, Waffles and Crepes

Test and launch of upgraded breakfast entrees including fresh sausage, cracked eggs, fresh potatoes, fresh baked biscuits, not-from-concentrate orange juice, and better butter blend

Test and launch of better omelets and better hotcakes

BEST-IN-CLASS BREAKFAST RATINGS INCREASED SIGNIFICANTLY IN TEST

KEY RATINGS SUMMARY – PRE/POST TEST

% Excellent

Overall Rating Post 51 Pre 41

Appearance 51 44

Overall Taste 53 42

Portion Size 51 43

Freshly Prepared 56 49

Temperature 53 42

Value for the Money 46 40

Quality of Ingredients 52 44

Ease of Eating 56 46

TICKET DRIVERS: BEVERAGES AND APPETIZERS

New Beverage Product Pipeline

$4 Appetizers

NEW ANALYTICS

Columbus, OH

Sales Comp 0.12%

Competitive Index -2.05%

BER vs Index 2.16%

Some restaurants saw positive growth even in a challenging area…

Positive Sales Comp

Negative Sales Comp

Index Performance

… while others struggled despite a better environment

Financial data based on data from 4/23/2015 – 5/20/2015. Map shows a subset of restaurants in the DMA.

LABOR ACTION PLAN

Additional Controls

Opportunity

Set maximum wages for each category including general managers

Adjust manager staffing

Create rate reporting for regional management

Manage labor % by unit-volume bands rather than uniform approach Manage sales per labor hour (productivity) by unit-volume bands rather than average restaurant

RATE AND SALES PER LABOR HOUR ARE BEING ANALYZED TO IDENTIFY OPERATING EFFICIENCY SAVINGS BY RESTAURANT

FY’15 Ohio sales/labor analysis:

Ohio Avg Rate vs Sales $6.00 $6.50 $7.00 $7.50 $8.00 $8.50 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000

Ohio SPLH vs Sales $30.00 $32.00 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00 $46.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000

TWO BRANDS distinct geographic strengths

2016 BEF FOODS’ PRIORITIES

Drive double-digit growth of refrigerated side-dish products with marketing investments and expanded points of distribution

Begin $20+ million expansion of Lima, Ohio, refrigerated side-dish plant to meet strong consumer demand

Strategically employ trade spending to protect and selectively grow core sausage markets

Successfully implement new ERP system across plant network to drive continued efficiency gains and profitable sales growth

New product launches, most notably a line of natural side dishes

OVERVIEW: BEF FOODS

Net Sales (FY’15) $379 million

FOUR KEY LINES OF BUSINESS

Refrigerated Side Dishes, Sausage, Frozen and Food Service

Sold at 30,000+ retail locations in 50 states, the District of Columbia and Canada

FY 2010 Sales Mix (pounds)

Food Service

(2% insourced*)

Side

Dishes

Other

Frozen

Retail

Sausage

36%

9%

9%

11%

35%

sausage mix (% of total sales): 42%

FY 2015 Sales Mix (pounds)

Side

Dishes

Food

Service

(6% insourced*)

Other 4%

Frozen 5%

Retail Sausage

47%

22%

22%

sausage mix (% of total sales): 30%

*Note: Insourced sales data reflects sales to Bob Evans Restaurants.

THE BIG PICTURE TODAY AND TOMORROW

TODAY

Strong regional breakfast sausage brand equity

Refrigerated sides growing nationally

Limited visibility to information

Historically high raw material costs

Marketing levels at historic lows

Completing manufacturing network optimization/startups

FY’16

Breakfast sausage return to profitability

Leverage dominant position in refrigerated sides/seize double-digit growth opportunities

Improved plant performance (LEAN)

Continued ERP implementation

Expansion of refrigerated side-dish facility (Lima, Ohio)

FY’16 & Beyond

National refrigerated sides category leader

#1 regional breakfast sausage brand focused on heavy users in our core markets

Providing unique differentiated products to Bob Evans Restaurants

Cost competitive manufacturing structure (LEAN)

Leveraging co-packers to meet seasonal demand spikes

BOB EVANS FOODS BUSINESS STRATEGY

Growing Bob Evans from a strong regional food brand to a national food brand leveraging the dominant refrigerated sides position, while protecting the #1 breakfast sausage position(1) in the core

Refrigerates Side Dishes – Aggressively grow

Breakfast Sausage - Maintain

Frozen - Maintain

Food Service – Be selective

Source: IRI Bob Evans Core MULO*, 52 weeks ending 8/9/15

BOB EVANS FOODS – RETAIL PRODUCT CATEGORIES

Refrigerated side dishes

Breakfast sausage

Frozen

OUR SIDES UNIQUELY DELIVER A QUALITY EATING EXPERIENCE

•RESTAURANT QUALITY AT HOME “I LOVE THE FACT THAT I CAN PRETTY MUCH GET THE SAME THING IN THE STORE AS I GET IN THE RESTAURANT”

•CONSISTENT TASTE AND QUALITY “THE QUALITY AND TASTE IS ALWAYS THERE....HAVE NEVER BEEN LET DOWN BY THIS PRODUCT LINE”

•CONVENIENT YET SATISFYING “I LIKE THE EASE OF PREPARATION. IN A RUSH, I KNOW THAT I CAN STILL SERVE A SATISFYING SIDE DISH”

•QUALITY TASTE “IT DOESN’T TASTE CHEAP”

Repeat % Rate – Refrigerated Side Dishes1

65%

51%

48%

48% 43% Bob Evans

Private Label

Simply Diners Hormel Resers

Source: 1) IRI Panel; 52 weeks ending 8-9-15; Total US MULO; % of Buyers, 2x+ Buyers

AND THE PROOF IS WITH CONSUMERS AT THE SHELF

Dinner Sides Dollar Velocity 47% 14% 12% 10% 9% 8% BOB EVANS HORMEL PRIVATE LABEL SIMPLY RESERS ALL OTHER Dollar Share ($542MM) • #1 Dinner Sides Brand • 47% Share of Dinner Sides Category • +15.7% Sales Growth • Mashed Potatoes item is #1 Dinner Side • Macaroni & Cheese item is #2 Dinner Side • Side Dishes sell 3x faster than any competitor Source: 1) IRI ; 52 weeks ending 8-9-15; Total US MULO; Dollar Share, Avg Weekly $/MM ACV. $7.14 $2.31 $2.57 $2.41 $1.93 BOB EVANS HORMEL PRIVATE LABEL SIMPLY RESERS Selling 3X Faster than next closest competitor

Appendix

FIRST-QUARTER FISCAL 2016: SAME STORE SALES SUMMARY

First-quarter Fiscal 2016 SSS% Day Part Performance – Total Chain

Day Part

On-Premise

Off-Premise

Total

Breakfast

(0.7)%

13.7%

0.5%

Lunch

(0.7)%

16.2%

1.0%

Dinner

(5.8)%

13.2%

(2.5)%

Total

(2.2)%

14.2%

(0.3)%

First-quarter Fiscal 2016 SSS% Day Part Performance – Restaurants offering Broasted Chicken

Day Part

On-Premise

Off-Premise

Total

Breakfast

(1.4)%

11.5%

(0.1)%

Lunch

(0.5)%

15.1%

1.4%

Dinner

(3.4)%

17.1%

0.7%

Total

(1.7)%

15.2%

0.7%

First-quarter Fiscal 2016 SSS% Day Part Performance – Restaurants without Broasted Chicken

Day Part

On-Premise

Off-Premise

Total

Breakfast

----%

17.5%

1.1%

Lunch

(1.0)%

18.3%

0.6%

Dinner

(8.8)%

5.0%

(7.0)%

Total

(2.8%)

12.4%

(1.4)%

OFF-PREMISES SALES LAYERS

CARRYOUT

BAKERY

CATERING

1Q16 Growth / Mix

11.3% / 10.8%

1Q16 Growth / Mix

5.0% / 1.7%

1Q16 Growth / Mix

90.6% / 1.1%

BEF FOODS INC. NETWORK OPTIMIZATION

2007

9 Facilities, 2 co-packers

50% Vertical Integration

2016 and beyond

4 Facilities,

Limited co-packing relationships

Asset Actions:

FY2011: Bidwell and Galva fresh sausage operations closed

FY2012: Bidwell and Hillsdale transportation centers closed; Springfield distribution center sold

FY2013: Consolidated transportation operations; Kettle Creations (Lima) acquired;

FY2014: Bidwell, Springfield, Richardson plant, office, and transportation center closed; SWH sold; Sulphur Springs and Lima expanded

FY2016: Lima expansion to meet continued strong consumer demand for refrigerated sides.

HISTORICAL AND FORECASTED SOW COST PRICING – (cost/hundredweight)

Fiscal Year

Q1

Q2

Q3

Q4

Average

2016E

$38.75actual

$52

$55

$62

$52

2015

$87.87

$78.82

$67.79

$43.02

$69.41

2014

$63.24

$77.33

$72.36

$78.47

$73.23

2013

$54.19

$43.22

$58.73

$59.07

$53.87

2012

$57.06

$67.82

$60.56

$60.41

$61.58

2011

$59.52

$60.47

$51.16

$59.05

$57.17

SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY

Share Repurchases Capital Expenditures Dividends

($ millions)

$250

$225

FY2016 Guidance $200

Capital Expenditures: $155 $191 FY2016E: $78-$82M $150 Share Repurchases:

FY2016E: up to $150M

($60.6M purchased $100 through1Q’16).

$118

$69 $70

$81 $63

$50 $64 $65 $75

$45 $41 $19 $39

$5 $18 $28 $30 $32 $0 $29

$20 $19 $21 $24

$0

2007 2008 2009 2010 2011 2012 2013 2014 2015

DIVIDEND HISTORY ($ per share)

$1.24

$1.205

$1.075

$0.95

$0.78

$0.68

$0.60

$0.54 $0.56

FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015

GAAP TO NON-GAAP RECONCILIATION: 1Q FISCAL 2016

GAAP TO NON-GAAP RECONCILIATION: 1Q FISCAL 2016

(in thousands)	Three Months Ended							
	Consolidated Results				Bob Evans Restaurants			
	July 24, 2015	% of Sales	July 25, 2014	% of Sales	July 24, 2015	% of Sales	July 25, 2014	% of Sales
Operating income as reported								
Net Sales	$ 321,713		$ 326,341		$ 238,669		$ 240,151	
Cost of sales	96,322	29.9 %	114,168	35.0 %	61,469	25.8 %	63,211	26.3 %
Operating wage and fringe benefit expenses	104,959	32.6 %	104,429	32.0 %	95,465	40.0 %	94,840	39.5 %
Other operating expenses	51,589	16.0 %	53,714	16.5 %	39,935	16.7 %	42,505	17.7 %
Selling, general and administrative expenses	40,428	12.6 %	32,416	9.9 %	18,524	7.8 %	8,855	3.7 %
Depreciation and amortization expense	20,153	6.3 %	19,973	6.1 %	13,480	5.6 %	14,236	5.9 %
Impairments	—	— %	1,577	0.5 %	—	— %	1,577	0.7 %
Total as reported	8,262	2.6 %	64	— %	9,796	4.1 %	14,927	6.2 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	—		(14)		—		(14)	
Other operating expenses	—		(149)		—		(149)	
Selling, general and administrative expenses	(10,500)		(3,292)		(10,500)		(91)	
Depreciation and amortization expense	—		—		—		—	
Impairments	—		(1,577)		—		(1,577)	
Total Adjustments	10,500		5,032		10,500		1,831	
Non-GAAP operating income								
Net Sales	321,713		326,341		238,669		240,151	
Cost of sales	96,322	29.9 %	114,168	35.0 %	61,469	25.8 %	63,211	26.3 %
Operating wage and fringe benefit expenses	104,959	32.6 %	104,415	32.0 %	95,465	40.0 %	94,826	39.5 %
Other operating expenses	51,589	16.0 %	53,565	16.4 %	39,935	16.7 %	42,356	17.7 %
Selling, general and administrative expenses	29,928	9.4 %	29,124	8.9 %	8,024	3.4 %	8,764	3.6 %
Depreciation and amortization expense	20,153	6.3 %	19,973	6.1 %	13,480	5.6 %	14,236	5.9 %
Impairments	—	— %	—	— %	—	— %	—	— %
Total non-GAAP operating income	$ 18,762	5.8 %	$ 5,096	1.6 %	$ 20,296	8.5 %	$ 16,758	7.0 %

38

GAAP TO NON-GAAP RECONCILIATION: 1Q FISCAL 2016

(in thousands)	Three Months Ended					
	BEF Foods				Corporate and Other	
	July 24, 2015	% of Sales	July 25, 2014	% of Sales	July 24, 2015	July 25, 2014
Operating income as reported						
Net Sales	$ 83,044		$ 86,190		$ —	$ —
Cost of sales	34,853	42.0 %	50,957	59.1 %	—	—
Operating wage and fringe benefit expenses	9,494	11.4 %	9,589	11.1 %	—	—
Other operating expenses	11,654	14.0 %	11,209	13.0 %	—	—
Selling, general and administrative expenses	6,795	8.2 %	7,114	8.3 %	15,109	16,447
Depreciation and amortization expense	4,397	5.3 %	4,276	5.0 %	2,276	1,461
Impairments	—	— %	—	— %	—	—
Total as Reported	15,851	19.1 %	3,045	3.5 %	(17,385)	(17,908)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	—		(666)		—	(2,535)
Depreciation and amortization expense	—		—		—	—
Impairments	—		—		—	—
Total adjustments	—		666		—	2,535
Non-GAAP operating income						
Net Sales	83,044		86,190		—	—
Cost of sales	34,853	42.0 %	50,957	59.1 %	—	—
Operating wage and fringe benefit expenses	9,494	11.4 %	9,589	11.1 %	—	—
Other operating expenses	11,654	14.0 %	11,209	13.0 %	—	—
Selling, general and administrative expenses	6,795	8.2 %	6,448	7.5 %	15,109	13,912
Depreciation and amortization expense	4,397	5.3 %	4,276	5.0 %	2,276	1,461
Impairments	—	— %	—	— %	—	—
Total non-GAAP operating income	$ 15,851	19.1 %	$ 3,711	4.3 %	$ (17,385)	$ (15,373)

39

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA: 1Q FISCAL 2015

Q1 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,840	39.5%	94,639	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,505	17.7%	42,505	17.7%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,855	3.7%	22,482	9.4%	7,114	8.3%	16,365	19.0%	16,447	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	1,577	0.7%	258	0.1%	-	0.0%	-	0.0%	-	-
Operating income	14,927	6.2%	1,715	0.7%	3,045	3.5%	(1,651)	-1.9%	(17,908)	-
Adjustments										
Operating wages	(14)		(14)		-		-		-	-
Other operating	(149)		(149)		-		-		-	-
S,G&A	(91)		(3,381)		(666)		(1,230)		(2,535)	-
Impairments	(1,577)		(258)		-		-		-	-
Total Adjustments	1,831		3,802		666		1,230		2,535	
Non-GAAP Operating Income										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,826	39.5%	94,625	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,356	17.7%	42,356	17.6%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,764	3.6%	19,101	8.0%	6,448	7.5%	15,135	17.6%	13,912	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,758	7.0%	5,517	2.3%	3,711	4.3%	(421)	-0.5%	(15,373)	-

*Reflects reclassification of:

- $1.3 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $0.2 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
- $0.6 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

Bob Evans FARMS. THE BOB EVANS FAMILY OF BRANDS Bob Evans RESTAURANT Bob Evans Owens

40

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: 2Q FISCAL 2015

Q2 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,834	39.3%	92,006	38.2%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,290	17.5%	42,702	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,572	2.3%	20,777	8.6%	6,919	7.5%	15,245	16.5%	16,482	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	20,627	8.6%	6,712	2.8%	6,355	6.9%	2,300	2.5%	(17,971)	-
Adjustments										
Operating wages	(15)		(15)		-		-		-	-
Other operating	(115)		(115)		-		-		-	-
S,G&A	(7)		(2,803)		(17)		(946)		(3,725)	-
Total Adjustments	137		2,933		17		946		3,725	-
Non-GAAP Operating Income										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,819	39.3%	91,991	38.1%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,175	17.5%	42,587	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,565	2.3%	17,974	7.5%	6,902	7.5%	14,299	15.5%	12,757	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	20,764	8.6%	9,645	4.0%	6,372	6.9%	3,246	3.5%	(14,246)	-

*Reflects reclassification of:

- $2.8 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $0.4 million of legal costs from Other operating expenses to S,G&A for Bob Evans Restaurants
- $4.0 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

Bob Evans FARMS. | THE BOB EVANS FAMILY OF BRANDS

41

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: 3Q FISCAL 2015

Q3 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,317	39.3%	98,317	39.3%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,882	16.7%	41,882	16.7%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,589	4.2%	27,348	10.9%	8,021	7.5%	18,997	17.8%	20,356	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	1,672	0.7%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	14,153	5.7%	(1,985)	-0.8%	15,274	14.3%	9,658	9.0%	(21,755)	-
Adjustments										
Operating wages	-		(230)		-		-		-	-
Other operating	(378)		(378)		-		-		-	-
S,G&A	(571)		(7,521)		(189)		(1,933)		(7,252)	-
Impairments	(1,672)		-		-		-		-	-
Total Adjustments	2,621		8,129		189		1,933		7,252	-
Non-GAAP Operating Income										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,317	39.3%	98,087	39.1%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,504	16.6%	41,504	16.6%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,018	4.0%	19,827	7.9%	7,832	7.3%	17,064	15.9%	13,104	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,774	6.7%	6,144	2.5%	15,463	14.5%	11,591	10.9%	(14,503)	-

*Reflects reclassification:

$1.7 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants

$4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods

$1.4 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

Bob Evans FARMS. THE BOB EVANS FAMILY OF BRANDS

42

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA: 4Q FISCAL 2015

Q4 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,882	39.4%	93,882	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,341	17.8%	42,341	17.8%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	15,719	6.6%	30,882	13.0%	7,659	8.2%	20,651	21.9%	19,564	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	2,851	1.2%	2,400	1.0%	2,761	2.9%	-	0.0%	-	-
Operating income	6,531	2.7%	(9,194)	-3.9%	15,317	16.3%	10,131	10.8%	(20,911)	-
Adjustments										
Operating wages	(11)		(11)		-		-		-	-
Other operating	(66)		(66)		-		-		-	-
S,G&A	(7,191)		(10,457)		(153)		(3,876)		(3,777)	-
Impairments	(2,851)		(2,400)		(2,761)		-		-	-
Total Adjustments	10,119		12,934		2,914		3,876		3,777	-
Non-GAAP Operating Income										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,871	39.4%	93,871	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,275	17.7%	42,275	17.7%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	8,528	3.6%	20,425	8.6%	7,506	8.0%	16,775	17.8%	15,787	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,650	7.0%	3,740	1.6%	18,231	19.4%	14,007	14.9%	(17,134)	-

*Reflects reclassification of:

$0.5 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants

$4.4 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods

$2.8 million of impairment charges from S,G&A to Impairments for BEF Foods

$1.0 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

Bob Evans FARMS. THE BOB EVANS FAMILY OF BRANDS Bob Evans RESTAURANT Bob Evans Owens

43

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: FISCAL 2014

FY14	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,609	10.9%	40,609	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,003	14.6%	31,926	8.6%	-	-
S,G&A	26,626	2.8%	80,723	8.4%	30,506	8.2%	68,781	18.5%	65,001	-
Depreciation and amortization	60,446	6.3%	63,872	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	13,850	1.4%	9,380	1.0%	3,000	0.8%	3,000	0.8%	-	-
Operating income	80,187	8.4%	27,134	2.8%	22,435	6.0%	5,991	1.6%	(69,497)	-
Adjustments										
Operating wages	-		-		49		49		-	-
Other operating	-		-		107		107		-	-
S,G&A	567		(5,971)		(4,125)		(4,074)		(2,017)	-
Depreciation and amortization	51		51		-		-		-	-
Impairments	(13,850)		(9,380)		(3,000)		(3,000)		-	-
Total Adjustments	13,232		15,300		6,969		6,918		2,017	-
Non-GAAP Operating Income										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,658	10.9%	40,658	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,110	14.6%	32,033	8.6%	-	-
S,G&A	27,193	2.8%	74,752	7.8%	26,381	7.1%	64,707	17.4%	62,984	-
Depreciation and amortization	60,497	6.3%	63,923	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	93,419	9.8%	42,434	4.4%	29,404	7.9%	12,909	3.5%	(67,480)	-

*Reflects reclassification:

- $4.4 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $18.6 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $4.3 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
- $0.8 million of freight charges from Other operating expenses to Cost of sales for BEF Foods

All reclassifications made to conform prior year financials with current presentation

Bob Evans FARMS. THE BOB EVANS FAMILY OF BRANDS Bob Evans RESTAURANT Bob Evans Owens

44